UBS Series Funds

May 6, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Select Government Investor Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Government Investor Fund regarding a voluntary fee waiver through July 31, 2022. This disclosure change will become effective on May 9, 2022 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 46 of the Prospectus is revised by inserting as the second sentence of the fourth paragraph of that section the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select Government Investor Fund’s expenses by 0.10% until July 31, 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1167